UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Bristol-Myers Squibb Company
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EXPLANATORY NOTE

The following materials supplement the Definitive Proxy Statement filed by Bristol-Myers Squibb Company (the “Company”) with the Securities and Exchange Commission on March 22, 2018. Beginning on April 23, 2018, these materials are being provided to certain shareholders of the Company in connection with the solicitation of proxies for the Company’s 2018 Annual Meeting of Shareholders to be held on May 1, 2018.

2018 Proxy Season Update Spring 2018

2 Bristol-Myers Squibb combines the agility of a biotech company with the resources and stability of a large pharmaceutical company Delivered 8 new products in past 5 years 15 major market approvals in 2017 Our research and development pipeline supports our strong presence in key therapeutic areas Our mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases Diversified Specialty BioPharma Company Key Therapeutic Areas Oncology Immunoscience Cardiovascular Fibrotic Diseases

3 2017 Highlights 3 We have achieved significant growth across key product portfolios, building on the strategic foundation established by our transformation to a diversified specialty biopharmaceutical company Revenues of Prioritized Brands (millions) Total revenues increased 7%* +31% +9% Continued a multi-year companywide evolution of our operating model Prioritize resources to focus on a core set of brands and markets positioned to deliver a strong platform for long-term value creation for shareholders Continue investing in R&D to ensure a sustainable pipeline of transformational medicines Continue to evolve our manufacturing network in line with our portfolio Streamline infrastructure, more strategically aligned to the focused way we run our business Strong commercial execution across portfolio Significant advancement of research and development pipeline Continued disciplined and balanced approach to capital allocation, with emphasis on strategic M&A, dividends, and share repurchase *Twelve months ended December 31, 2017 vs. twelve months ended December 31, 2016 +46% +18% +54% +10% $3,774 $4,948 0 1000 2000 3000 4000 5000 6000 2016 2017 $3,343 $4,872 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2016 2017 $1,053 $1,244 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2016 2017 $2,265 $2,479 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2016 2017 $1,824 $2,005 $0 $500 $1,000 $1,500 $2,000 $2,500 2016 2017 $150 $231 $0 $50 $100 $150 $200 $250 $300 2016 2017

Immuno-Oncology and Pipeline Update

Unprecedented Achievements:

>250 Global Approvals for Opdivo

14 *New England Journal of Medicine* Publications

14 FDA Approvals in Opdivo

8 Breakthrough Therapy Designations

Note: All milestones since 2014

Opdivo: Unrivaled Speed of Approvals



14 Approved Indications
In <3 Years
14
12
10
8
6
4
2
0
Opdivo
Avastin
Taxotere

2017 Update:

- Opdivo gained four additional FDA approvals for treatment of liver cancer, bladder cancer, colorectal cancer and adjuvant melanoma, two European approvals for treatment of bladder and head and neck cancer, and two Japan approvals for gastric cancer and head and neck cancer
- CheckMate -214, a trial investigating Opdivo in combination with Yervoy, was stopped early for demonstrating overall survival benefit in patients with untreated renal cell carcinoma
- Continued to advance the pipeline beyond I-O and use business development activities to supplement and strengthen our early stage portfolio
  - Advancing two novel I-O agents into registrational trials
  - Completed acquisition of IFM Therapeutics and key collaboration and license agreements with Halozyme
- Working towards additional data and market opportunities from the next wave of I-O, cardiovascular, immunoscience and fibrosis assets

NOT FOR PRODUCT PROMOTIONAL USE
4
Bristol-Myers Squibb

Board Refreshment 5 The Board elected Dr. Karen Vousden and Dr. José Baselga to the Board, effective January 1, 2018 and March 1, 2018, respectively Since January 2017, BMS has added a total of five new independent Directors New directors bring fresh perspectives and important skills and experience that further strengthen and complement the Board New Independent Directors: Robert J. Bertolini Former President and Chief Financial Officer, Bausch & Lomb Incorporated Matthew W. Emmens Retired Chief Executive Officer and Chairman, Shire Pharmaceuticals Theodore R. Samuels Retired President of Capital Guardian Trust Company Brings extensive medical expertise and has served in various leadership roles at multiple cancer research centers With over 30 years of experience leading groundbreaking cancer research, she brings important perspective and knowledge to the challenges facing our R&D organization Karen Vousden, Ph.D. Senior Group Leader at the Francis Crick Institute in London and Chief Scientist at Cancer Research UK Significant expertise as a physician and clinical researcher in the area of oncology drug discovery and development With over 30 years of oncology experience, including in drug discovery and development, he brings important expertise and skills that will strengthen our Board and R&D organization José Baselga, M.D., Ph.D. Physician-in-Chief at Memorial Sloan-Kettering Cancer Center and Professor of Medicine at Weill Cornell Medical College

Board Well Positioned to Support Company Strategy

Giovanni Caforio, M.D.
- 17 years of experience at Bristol-Myers Squibb, including previous role as COO



CEO & Chairman

Peter J. Arduini
- President and Chief Executive Officer, Integra LifeSciences Holdings Corporation
- **Committees**: Audit, CMDC



Robert J. Bertolini
- Former President and Chief Financial Officer, Bausch & Lomb Incorporated
- **Committees**: Audit (c), CDCG



Michael Grobstein
- Retired Vice Chairman, Ernst & Young LLP
- **Committees**: Audit, CMDC (c)



Dinesh C. Paliwal
- President and Chief Executive Officer, Harman International
- **Committees**: CMDC, CDCG



Gerald L. Storch
- Chief Executive Officer, Storch Advisors
- **Committees**: Audit, CMDC



Vicki L. Sato, Ph.D.
- Non-Executive Chairman, Denali Therapeutics, Inc. and Retired Professor of Management Practice, Harvard Business School
- **Committees**: CDCG (c), S&T



Lead Independent Director

José Baselga, M.D., Ph.D.
- Physician-in-Chief, Memorial Sloan-Kettering Cancer Center and Professor of Medicine, Weill Cornell Medical College
- **Committees**: S&T



Matthew W. Emmens
- Retired Chief Executive Officer and Chairman, Shire Pharmaceuticals
- **Committees**: CMDC, S&T



Alan J. Lacy
- Former Non-Executive Chairman, Dave & Buster's Entertainment, Inc.
- **Committees**: Audit, CDCG



Theodore R. Samuels
- Former President, Capital Guardian Trust Company
- **Committees**: Audit, CDCG



Karen Vousden, Ph.D.
- Senior Group Leader, Francis Crick Institute in London and Chief Scientist, Cancer Research UK
- **Committees**: S&T (c)



Comprehensive Board Expertise



Healthcare Industry 9
Science/Technology 7
Sales and Marketing 7
Manufacturing 7
Financial 11
International 12
Academia 3
Public Company CEO/CFO 7

Range of Tenure



5-10 years
(3 Directors)
>10 years
(2 Directors)
0-4 years
(7 Directors)

= New Since 2014

Audit: Audit Committee
CDCG: Committee on Directors & Corporate Governance
CMDC: Compensation & Management Development Committee
S&T: Science & Technology Committee
Note: Board committees as of May 1, 2018

NOT FOR PRODUCT PROMOTIONAL USE

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Bristol-Myers Squibb

Committed to Sound Corporate Governance Proxy access shareholder right Ability to call special meetings (25%) Extensive related party transaction policies and procedures No supermajority voting provisions for common stockholders No stockholder rights plan Semi-annual political contributions disclosures Board Accountability and Shareholder Rights 7 Proactive shareholder engagement Annual election of Directors Majority voting standard for election of Directors Robust Lead Independent Director role Board Science and Technology Committee with strong subject matter expertise provides critical oversight of R&D and pipeline Limit on public company board memberships for BMS Directors (4) The Board continues to place a high priority on engagement with our shareholders During 2016 and 2017, we reached out to shareholders representing roughly 50% of shares outstanding Input provided by our shareholders enabled the Board to more thoroughly evaluate our governance practices, including the proxy access bylaw that we adopted in 2016

Executive Compensation Supporting our Strategy 8 Continued Commitment to our Compensation Philosophy and Structure Pay for Performance A substantial proportion of our executives’ pay is variable, at-risk based on our financial and operational results and delivered in the form of equity, supporting alignment over the long term between our executives and our shareholders Competitive Pay Program Attracts, retains, and incentivizes talented executives capable of leading our business in our highly complex and competitive environment 1 2 2017 Target Total CEO Compensation Sound Compensation Governance Practices 100% performance-based annual and long-term incentives Caps on payouts under annual and long-term incentive awards Robust share ownership and retention guidelines Robust clawback and recoupment policies Double-trigger change-in-control agreements No tax gross-ups in change-in-control agreements No NEO employment contracts for a fixed term No NEO guaranteed bonuses No re-pricing or backdating of equity awards Prohibition on speculative and hedging transactions Performance Share Units 45% 2017 CEO Compensation --------------------------- Benchmarked to the Median of our peer group 90% of target pay is performance based 76% of target pay was delivered in long term equity incentives with multi-year vesting Base Salary 10% Annual Incentive 14% Market Share Units 31%

Executive Compensation 9 Broad changes became effective in 2016 that further enhanced the structural alignment between our incentive program and our strategy and directly reflected shareholder feedback Lengthened the performance period in our Performance Share Unit (PSU) program from one year to three years Eliminated non-GAAP earnings per share (EPS) metric overlap in annual and long-term incentive plans Introduced a new mix of performance metrics in our PSU program Reduced the annual maximum incentive opportunity from 251% to 200% of target Executive Compensation at Work: Places greater emphasis on long-term performance Better aligns compensation program with our growth strategy, market practice, and investors Emphasizes long-term compensation in our overall executive pay mix Continues to reinforce the importance of our pipeline through the use of our pipeline metric in our Annual Incentive Plan Enhances our ability to attract, retain, and engage talented executives to lead our business in a highly competitive and dynamic marketplace Shareholders viewed our new program favorably and cast 96% of votes in favor of the Say on Pay Proposal in both 2016 and 2017

We Value Your Support at Our 2018 Annual Meeting 10 10 2018 Bristol Myers-Squibb Board Recommendations Shareholder proposal on annual report disclosing how risks related to public concern over drug pricing strategies are incorporated into incentive compensation plans The request to report annually on how risks related to public concern over drug pricing strategies are incorporated in incentive plans is unnecessary given: Our current process of annually disclosing to the SEC the material factors considered by the Compensation Committee in making compensation determinations for the Named Executive Officers is generally aligned with what the Proposal seeks. Our Compensation Committee charter makes clear that its duties and responsibilities include a determination of risks relating to executive compensation, including reputational risk Our Compensation Committee annually conducts a worldwide review of the Company’s compensation policies and practices to determine whether incentive pay encourages excessive risk or inappropriate risk taking Our compensation program mitigates excessive risk-taking by striking an appropriate balance between short-term and long-term incentives, linking payout to each executive's demonstration of our company behaviors, placing caps on our incentive award payout opportunities, following equity grant practices that limit potential for timing awards and having stock ownership and retention requirements. We are also sensitive to concerns about rising costs of health care, and we take a thoughtful approach to pricing our products, which includes routine presentations to the Board as well as internal processes and controls that ensure that any price increase is thoroughly and appropriately vetted prior to implementation. _______________________________________________________________________________________________________________________________________________________________________________________________________ Shareholder proposal to lower the share ownership threshold to call special shareholder meetings The request to reduce our special meeting ownership threshold from 25% to 15% is unnecessary given: Our history of responsiveness to shareholders Our adoption of proxy access, in addition to other strong shareholder rights The current 25% threshold is equal to or lower than that of 69% of S&P 500 companies that are incorporated in Delaware and have adopted special meeting rights Reducing the special meeting threshold to 15% would expose our shareholders to the risk that a small minority of holders, including those with special interests, could trigger the expense and distraction of a special meeting to pursue matters that are not widely viewed as requiring immediate attention or that may not be in the best interest of all shareholders Shareholder Proposals Accordingly, our Board recommends a vote AGAINST both shareholder proposals FOR Election of Directors FOR Advisory vote to approve the compensation of our Named Executive Officers FOR Ratification of the appointment of an independent registered public accounting firm AGAINST Shareholder proposal on annual report disclosing how risks related to public concern over drug pricing strategies are incorporated into incentive compensation plans AGAINST Shareholder proposal to lower special meeting ownership threshold

Forward-Looking and Non-GAAP Information This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available from the SEC, the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. This presentation also contains certain non-GAAP financial measures, adjusted to include certain costs, expenses, gains and losses and other specified items. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are available on the Company’s website at www.bms.com. 11 11

Appendix 12

Rewards creation of incremental shareholder value Provides a mix of short, medium and long-term performance periods Multi-year vesting helps to promote retention while maintaining pay-for-performance link 2017 Compensation Plan Structure Base Salary Annual Incentive (Paid in cash) Long-Term Incentive (Paid in shares) Allows us to attract and retain talent in a highly competitive labor market Based on specialized qualifications, experience and role impact, and pay levels of comparable positions within peer group Salary increases based on competitive market, individual performance and size of company wide annual budget Performance Share Units (60%) Market Share Units (40%) 13 Rewards the achievement of financial goals and further aligns executive compensation with the interests of our shareholders -- Operating Margin (33%), Total Revenues (33%) and relative Total Shareholder Return (34%), each over an applicable three year performance period. Company Performance Factors Individual Performance Factor EPS (50%) Critical measure of annual profitability, aligning our employees with our shareholders Committee judgment applied against pre-defined and measureable operational, financial, and strategic objectives Clear performance objectives are set at the beginning of each year to align with our company’s goals Executives are assessed on “Results” and “Behaviors” – assessments are used as the basis for making individual compensation decisions Revenues (25%) Foundation of long-term sustainable growth and competitive superiority Pipeline (25%) Near-Term Value (50%) Regulatory submissions and product approvals Increases focus on late-stage pipeline and development of a robust earlier pipeline Long-Term Growth Potential (50%) Development Candidates, First in Human, Registrational Study Starts Qualitative Overlay Reflects management and the Board’s holistic evaluation of our pipeline performance, including such considerations as the performance of high value assets and the integration of acquired assets, among other factors.